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Exhibit 99.1

SECOND MODIFICATION OF WAIVER AND
THIRD AMENDMENT TO CREDIT AGREEMENT
(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

        THIS SECOND MODIFICATION OF WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated as of December 17, 2004 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the "Borrower"), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CALYON NEW YORK BRANCH (successor by merger to CREDIT LYONNAIS NEW YORK BRANCH), as the Syndication Agent (the "Syndication Agent"), JPMORGAN CHASE BANK, N.A. and COMERICA BANK, as the Co-Documentation Agents (the "Co-Documentation Agents").

GENERAL RECITALS

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment To Credit Agreement (the "Waiver and First Amendment") dated as of April 5, 2004 and that Modification of Waiver and Second Amendment to Credit Agreement (the "Modification of Waiver") dated August 31, 2004 (and as hereafter amended, restated, supplemented or modified, the "Credit Agreement");

        WHEREAS, the Lenders and Borrower desire to modify certain provisions of the Waiver and First Amendment as previously modified by the Modification of Waiver; and

        WHEREAS, except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.     Modification of Waiver And First Amendment.

        Clause (ii) of Section 1(b) (Waiver and Agreement) of the Waiver and First Amendment, as amended by the Modification and Waiver, is hereby amended and restated to read as follows:

  "(ii) the provisions of Sections 5.1.19 and 7.1.9 of the Credit Agreement to the extent the failure to file the 2003 Form 10-K, its reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2004 and its report on Form 10-K for the fiscal year ending December 31, 2004, in a timely manner constitutes a violation of the representations, warranties and covenants contained in Sections 5.1.19 and 7.1.9 of the Credit Agreement and"

        Clause (4) of Section 1(c) (Agreements) of the Waiver and First Amendment, as amended by the Modification of Waiver, is hereby amended and restated to read as follows:

  "(4) Finalized Financial Statements and Compliance Certificates Due by March 31, 2005. On or before March 31, 2005, the Loan Parties shall deliver to the Administrative Agent and to the Lenders the following:"

          (i)    their 2003 Annual Statements, March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements and September 30, 2004 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2003 Annual Statements, the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement);

          (ii)   concurrently with the delivery of each of their 2003 Annual Statements, March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements and September 30, 2004 Quarterly Statements, the Loan Parties shall deliver a Compliance Certificate based on the results contained in the statements that are then being delivered.

        2.     Amendments to Definitions in the Credit Agreement.

  (a)
  Restated Definitions.

        The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated to read as set forth below:

        Commitment shall mean as to any Lender: (1) at any time after the Second Modification Effective Date and prior to the Noteholders' Consent Receipt Date, the amount of such Lender's Commitment determined pursuant to clause (2) below (the "Scheduled Commitment") multiplied by a fraction the numerator of which is $150,000,000 and the denominator of which is the aggregate amount of the Scheduled Commitments of all Lenders at such time (provided that if such fraction is greater than 1 it shall be deemed to be 1) and (2) on and after the Noteholders' Consent Receipt Date, (a) the amount initially set forth opposite such Lender's name on Schedule 1.1(b) in the column labeled "Amount of Commitment for Loans," (b) following the execution and delivery of any Assignment and Assumption Agreement, the amount set forth on Schedule I to the most recent Assignment and Assumption Agreement, and (c) following any increase in the Commitments pursuant to Section 2.10.1, the amount set forth on Schedule I to the most recent Commitment Increase Agreement or Lender Joinder Agreement delivered pursuant to Section 2.10.1.

  (b)
  New Definitions.

        The following new defined terms are added to Section 1.1 of the Credit Agreement in alphabetical order therein and to read as set forth below:

        Noteholders' Consent Receipt Date shall mean the date on which the Borrower completes the following steps and delivers to the Administrative Agent satisfactory evidence of the same including copies of the signed Supplemental Indentures (as such term is defined below) (i) pursuant to a consent solicitation the Borrower has duly obtained consent from the holders of at least a majority of the principal amount of the outstanding 6 3/8% Notes and of the 8 3/8% Notes: (x) to amend the financial reporting covenants of the 6 3/8% Notes Indentures or the 8 3/8% Notes Indentures, as the case may be, to allow the Borrower until March 31, 2005, to provide, file or make available its reports, information, documents and statements for annual or quarterly periods ending prior to March 31, 2005, (y) to amend the events of default in the 6 3/8% Notes Indenture or the 8 3/8% Notes Indenture, as the case may be, to provide that the Borrower's failure to comply with the financial reporting covenants contained in the 6 3/8% Notes Indenture or in the 8 3/8% Notes Indenture, as the case may be, for annual and quarterly periods ending prior to March 31, 2005, will not constitute an event of default under the 6 3/8% Notes Indenture or the 8 3/8% Notes Indenture, as the case may be, until March 31, 2005 (or thereafter unless such failure shall have continued for 60 days after notice to the Borrower by the indenture trustee or the holders of 25% in aggregate principal amount of the 6 3/8% Notes or of the 8 3/8% Notes, as the case may be), and (z) if notice of any breach under the 6 3/8% Notes or the 8 3/8% Notes has been given to the Borrower by the indenture trustee or the holders of 25% in aggregate principal amount of such 6 3/8% Notes or 8 3/8% Notes, as the case may be, to waive such breach and any

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default or event of default under the applicable indenture arising as a result thereof, and (ii) the Borrower has entered into supplemental indentures (the "Supplemental Indentures") with the indenture trustee under the 6 3/8% Notes Indenture and the 8 3/8% Notes Indenture effecting the amendments described in clause (i) above.

        Second Modification Effective Date shall mean the effective date of the Second Modification of Waiver and Third Amendment to Credit Agreement modifying this Agreement and prior modifications thereto.

        3.     Representations.

        The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

        4.     Conditions to Effectiveness of this Amendment.

        This Amendment shall become effective on the date on which all of the following conditions have occurred:

          (a)   Execution and Delivery. The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

          (b)   Representations and Warranties. The representations and warranties in Section 2 of this Amendment shall be true and correct and, after giving effect to this Amendment, no Potential Default or Event of Default shall exist and be continuing.

          (c)   Fee. The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent's counsel as instructed by the Administrative Agent) such Lender's signed signature page to this Amendment on or before the close of business on December 17, 2004 a fee in the amount of .25% times such Lender's Commitment.

        5.     Miscellaneous.

          (a)   Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement, the Waiver and First Amendment or the Modification of Waiver not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement, the Waiver and First Amendment and the other Loan Documents are and shall remain in full force and effect.

          (b)   Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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          (c)   Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (d)   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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[SIGNATURE PAGE 1 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.
By:	/s/ RICHARD J. ALARIO
Name:	Richard J. Alario
Title:	Chairman and Chief Executive Officer

[SIGNATURE PAGE 2 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, individually and as Co-Lead Arranger
By:
Name:
Title:

[SIGNATURE PAGE 4 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH, individually and as Syndication Agent
By:	/s/ OLIVIER AUDEMARD
Name:	Olivier Audemard
Title:	Managing Director
By:	/s/ PHILIPPE SOUSTRA
Name:	Philippe Soustra
Title:	Executive Vice President

[SIGNATURE PAGE 5 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent
By:	/s/ JEANIE C. GONZALEZ
Name:	Jeanie C. Gonzalez
Title:	Director

[SIGNATURE PAGE 6 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, individually and as Co-Documentation Agent
By:	/s/ MONA M. FOCH
Name:	Mona M. Foch
Title:	Senior Vice President—Texas Division

[SIGNATURE PAGE 7 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS
By:	/s/ MARK A. COX
Name:	Mark A. Cox
Title:	Director
By:	/s/ GREG SMOTHERS
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE 8 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ ROBERT M. KADLICK
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

[SIGNATURE PAGE 9 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK
By:	/s/ STEPHEN BIRNBAUM
Name:	Stephen Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES
By:	/s/ DONOVAN C. BROUSSARD
Name:	Donovan C. Broussard
Title:	Vice President and Manager
By:	/s/ LOUIS P. LAVILLE, III
Name:	Louis P. Laville, III
Title:	Vice President and Group Manager

[SIGNATURE PAGE 11 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

INTENTIONALLY OMITTED

[SIGNATURE PAGE 12 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

SOUTHWEST BANK OF TEXAS, N.A.
By:	/s/ SCOTT COLLINS
Name:	Scott Collins
Title:	Banking Officer

[SIGNATURE PAGE 13 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:
BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.
By:	/s/ RICHARD J. ALARIO
Name:	Richard J. Alario
Title:	Sole director of each corporate general partner listed above

[SIGNATURE PAGE 14 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner, Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid-Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.
By:	/s/ RICHARD J. ALARIO
Name:	Richard J. Alario
Title:	Sole director of each corporate general partner listed above

[SIGNATURE PAGE 15 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
By:	/s/ RICHARD J. ALARIO (SEAL)
Name:	Richard J. Alario
Title:	President of Q Services, Inc., the sole member of each sole general partner listed above

[SIGNATURE PAGE 16 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC
By:	/s/ RICHARD J. ALARIO
Name:	Richard J. Alario
Title:	Manager of each limited liability company listed above

QuickLinks

  Exhibit 99.1
SECOND MODIFICATION OF WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)
GENERAL RECITALS
AGREEMENT
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